UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 4)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2011

THE X-CHANGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	002-41703	90-0156146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas TX 75243
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (972) 386-7350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2012, The X-Change Corporation (the “Company”) entered into a Repurchase Agreement (the “Agreement”) with Old West Entertainment Corp. (“Old West”), a Nevada corporation. As part of the Agreement, the Company is transferring back to Old West all of the assets the Company had previously acquired from Old West, in August, 2011 in exchange for Old West returning the shares which the Company issued to it as part of the original Asset Purchase Agreement.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No. Description of Exhibit

10.18* Repurchase Agreement with Old West Entertainment Corp.

__________

*filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 3012

THE X-CHANGE CORPORATION

By: /S/ R. Wayne Duke

Name: R. Wayne Duke

Title: Vice President